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                                                                    EXHIBIT 10.6

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                          MANAGEMENT SERVICES AGREEMENT


                                 BY AND BETWEEN


                     PRINCIPAL MUTUAL LIFE INSURANCE COMPANY


                                       AND


                           COVENTRY HEALTH CARE, INC.








                           Dated as of _________, 1998



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                                TABLE OF CONTENTS


ARTICLE I            DEFINITIONS..................................................................................  1

ARTICLE II           APPOINTMENT; STANDARDS; NOTIFICATION; COMMUNICATION
         WITH POLICYHOLDERS.......................................................................................  2
         Section 2.01.  Appointment and Acceptance of Appointment.................................................  2
         Section 2.02.  Standards.................................................................................  2

ARTICLE III          COMPENSATION.................................................................................  2
         Section 3.01      Compensation for Manager...............................................................  2

ARTICLE IV           INABILITY TO PERFORM SERVICES; ERRORS........................................................  3
         Section 4.01  Inability to Perform Services..............................................................  3
         Section 4.02  Errors.....................................................................................  3

ARTICLE V            INDEMNIFICATION..............................................................................  3
         Section 5.01.  Indemnification...........................................................................  3

ARTICLE VI           DURATION; TERMINATION........................................................................  3
         Section 6.01.  Duration..................................................................................  3
         Section 6.02.  Termination...............................................................................  3

ARTICLE VII          ARBITRATION..................................................................................  4

ARTICLE VIII         MISCELLANEOUS................................................................................  5
         Section 8.01. Headings, Schedules and Exhibits...........................................................  5
         Section 8.02.  Notices...................................................................................  5
         Section 8.03.  Amendments................................................................................  5
         Section 8.04.  Execution in Counterpart..................................................................  6
         Section 8.05.  Limited Authority.........................................................................  6
         Section 8.06.  Assignment................................................................................  6
         Section 8.07.  No Third Party Beneficiaries..............................................................  6
         Section 8.08.  Change in Status..........................................................................  6
         Section 8.09.  Survival..................................................................................  6
         Section 8.10.  Governing Law.............................................................................  6


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                          MANAGEMENT SERVICES AGREEMENT


                  This MANAGEMENT SERVICES AGREEMENT (this "Agreement"), dated as of ________, 1998, is made and entered into by and between Principal Mutual Life Insurance Company, a corporation organized, under the laws of the State of Iowa ("Mutual") and Coventry Health Care, Inc., a corporation organized under the laws of the State of Delaware ("Manager").

                  WHEREAS, Mutual wishes to appoint Manager to provide management services to Mutual commencing on the date hereof and Manager desires to provide such management services for the consideration set forth herein;

                  NOW THEREFORE, in consideration of the mutual covenants and promises contained herein and upon the terms and conditions set forth herein, the parties to this Agreement agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  The following terms shall have the respective meaning set forth below throughout this Agreement:

                  "AGREEMENT" shall have the meaning set forth in the introductory paragraph.

                  "BUSINESS DAY" shall have the meaning set forth in the Merger Agreement.

                  "GAAP" shall have the meaning set forth in the Merger
Agreement.

                  "MANAGEMENT SERVICES" shall have the meaning set forth in
Section 2.01 hereof.

                  "MANAGER" shall have the meaning set forth in the introductory paragraph hereof.

                  "MERGER AGREEMENT" means the Capital Contribution and Merger Agreement (amending and restating the Capital Contribution and Share Exchange Agreement dated November 3, 1997) dated December __, 1997, entered into by and between Mutual, the Manager, Coventry Health Care, Inc. (a Maryland corporation), Principal Health Care, Inc., Principal Holding Company and Coventry Corporation.

                  "MUTUAL" shall have the meaning set forth in the introductory paragraph hereof.

                  "MUTUAL INDEMNITY AGREEMENTS" shall have the meaning set forth in the Merger Agreement.



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                  "NET PREMIUMS" means (i) gross premiums with respect to the
Mutual Indemnity Agreements less (ii) return premiums with respect to the Mutual Indemnity Agreements.

                  "PERSON" means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental, judicial or regulatory body, business unit, division or other entity.

                  "UMPIRE" shall have the meaning set forth in Article VII.


                                   ARTICLE II

                      APPOINTMENT; STANDARDS; NOTIFICATION;
                        COMMUNICATION WITH POLICYHOLDERS

                  SECTION 2.01. APPOINTMENT AND ACCEPTANCE OF APPOINTMENT. Mutual hereby appoints Manager to provide the management services specified in
Schedule 2.01 hereto (collectively, the "Management Services") commencing on the date hereof and continuing for the period specified in Section 6.01 of this Agreement, and Manager hereby accepts such appointment and agrees to provide such services on behalf hereof of Mutual. Manager acknowledges that the performance of Manager under this Agreement with respect to the business and operations of Mutual shall at all times be subject to the direction, control and ultimate authority of Mutual. Manager agrees to obtain and maintain any and all licenses required to perform its obligations under this Agreement.

                  SECTION 2.02. STANDARDS. Manager acknowledges that the performance of the Management Services in an accurate and timely manner is of paramount importance to Mutual. Manager agrees to perform the Management Services with the skill, diligence and expertise commonly expected from experienced and qualified personnel performing such duties and in accordance with such additional standards as may be reasonably adopted by Mutual and communicated to Manager, including industry standards and applicable law.


                                   ARTICLE III

                                  COMPENSATION

                  SECTION 3.01. COMPENSATION FOR MANAGER. Mutual shall pay to Manager, as compensation for the Management Services, a monthly management fee equal to three and three-tenths percent (3.3%) of Net Premiums earned by Mutual during such month in accordance with GAAP. Mutual shall pay such management fee on or before the 30th day of each month with respect to Net Premium received during the previous month with the initial payment due on or before [(month following closing)] 30, 1998 and the final payment due on or before January 30, 2000.



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                                   ARTICLE IV

                      INABILITY TO PERFORM SERVICES; ERRORS

         SECTION 4.01 INABILITY TO PERFORM SERVICES. In the event that Manager shall be unable to perform Management Services as required by this Agreement for any reason for a period that can reasonably be expected to exceed three Business Days, Manager shall cooperate with Mutual in obtaining an alternative means of providing such services. Manager will be responsible for all costs incurred in either restoring services or obtaining an alternative source of services.

         SECTION 4.02 ERRORS. Manager shall, at its own expense, correct any errors in Management Services caused by it within a reasonable time after receiving notice thereof from Mutual or otherwise.


                                    ARTICLE V

                                 INDEMNIFICATION

         SECTION 5.01. INDEMNIFICATION. Manager agrees to indemnify and hold harmless Mutual and any of its directors, officers, employees, agents or Affiliates from any and all losses, costs, claims, demands, compensatory, extra contractual and/or punitive damages, fines and penalties (collectively, "Mutual Losses") arising out of or caused by: (i) fraud, theft or embezzlement by officers, employees or agents of Manager during the term of this Agreement; (ii) the failure, either intentional or unintentional, of Manager to properly perform the services or take the actions required by this Agreement; (iii) any other act of negligence or willful misconduct committed by officers, agents or employees of Manager during the term of this Agreement; or (iv) any failure of Manager to comply with applicable laws, rules and regulations during the term of this Agreement.


                                   ARTICLE VI

                              DURATION; TERMINATION

         SECTION 6.01. DURATION. This Agreement shall commence on the date hereof and shall continue until December 31, 1999 unless it is terminated under
Section 6.02.

         SECTION 6.02. TERMINATION. (a) This Agreement is subject to immediate termination at the option of Mutual, upon written notice to Manager, on the occurrence of any of the following events:

                  (i) A voluntary or involuntary proceeding is commenced in any state by or against Manager for the purpose of conserving, rehabilitating or liquidating Manager, or Manager shall lose its authority to perform services hereunder;


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                  (ii)  There is a material breach by Manager of any term or condition of this Agreement, that is not cured by Manager within 90 days of receipt of written notice from Mutual of such breach or act; or

                  (iii) Manager is unable to perform the services required under this Agreement for a period of 90 consecutive days for any reason.

         (b) This Agreement may be terminated at any time upon the mutual written consent of the parties hereto, which writing shall state the Effective Date of termination.


                                   ARTICLE VII

                                   ARBITRATION

         Any dispute arising out of or relating to the interpretation, performance or breach of this Agreement, including the formation or validity thereof, shall be submitted for decision to a panel of three arbitrators. Notice requesting arbitration must be in writing and sent certified or registered mail, return receipt requested.

         One arbitrator shall be chosen by each party and the two arbitrators shall, before instituting the hearing, choose an impartial third arbitrator (the "Umpire") who shall preside at the hearing. If either party fails to appoint its arbitrator within 30 days after being requested to do so by the other party, the latter, after 10 days notice by certified or registered mail of its intention to do so, may appoint the second arbitrator.

         If the two arbitrators are unable to agree upon the selection of the Umpire within 30 days of their appointment, then each arbitrator shall submit to the other a list of three Umpire candidates. Each arbitrator shall strike the names of two candidates from the other arbitrator's list, and the Umpire shall be selected from the two remaining candidates by a lot drawing procedure determined by the two arbitrators.

         Unless the parties otherwise agree all arbitrators shall be disinterested active or former officers of insurance or reinsurance companies.

         Within 30 days after notice of appointment of all arbitrators, the panel shall meet and determine a schedule for the conduct of the arbitration, including hearings. The panel shall be relieved of all judicial formality and shall not be bound by the strict rules of procedure and evidence. The panel shall determine where the arbitration shall take place. To the extent and only to the extent that the provisions of this Agreement are ambiguous or unclear, the panel shall make its decision considering the custom and practice of the applicable insurance and reinsurance business. Insofar as the arbitration panel looks to substantive law, the law of Connecticut shall govern. The decision of any two arbitrators when rendered in writing shall be final and binding. The panel is empowered to grant interim relief as it may deem appropriate.


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         The panel shall render its decision, which shall be in writing and state the reasons therefor, within 60 days following the termination of hearings. Judgment upon the award may be entered in any court having jurisdiction thereof. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the cost of the Umpire. The remaining costs of the arbitration shall be allocated by the panel. The panel may, at its discretion, award such further costs and expenses as it considers appropriate, including but not limited to interest (determined at the Panel's discretion) and attorneys' fees, to the extent permitted by law.


                                  ARTICLE VIII

                                  MISCELLANEOUS

         SECTION 8.01. HEADINGS, SCHEDULES AND EXHIBITS. Headings used herein are not a part of this Agreement and shall not affect the terms hereof. The attached Schedules and Exhibits are a part of this Agreement.

         SECTION 8.02. NOTICES. Any notice required or permitted hereunder shall be in writing and shall be delivered personally (by courier or otherwise), telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, three days after the date of deposit in the United States mails, as follows:

                  If to Mutual:

                  Mark Movic
                  Principal Mutual Life Insurance Company
                  711 High Street
                  Des Moines, Iowa  50392
                  Telecopy Number:  (515) 247-0130

                  with a copy to:

                  Thomas M. Farah, Esq.
                  Epstein, Becker & Green, P.C.
                  1227 25th Street, N.W., Suite 700
                  Washington, D.C.  20037
                  Telecopy Number:  (202) 296-2882-6298

                  and


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                  Karen E. Shaff, Esq.
                  Principal Mutual Life Insurance Company
                  711 High Street
                  Des Moines, Iowa  50392
                  Telecopy Number:  (515) 248-3011


                  If to Manager:

                  Dale Wolf
                  Coventry Health Care, Inc.
                  53 Century Boulevard
                  Nashville, Tennessee  37214

                  with a copy to:

                  Bob F. Thompson, Esq.
                  Bass, Berry & Sims PLC
                  2700 First American Center
                  Nashville, Tennessee  37238
                  Telecopy Number: (615) 742-6298

                  Any party may, by notice given in accordance with this Agreement to the other parties, designate another address or person for receipt of notices hereunder.

                  SECTION 8.03. AMENDMENTS. This Agreement cannot be modified, changed, discharged or terminated, except by an instrument in writing signed by an authorized officer of each of the parties hereto.

                  SECTION 8.04. EXECUTION IN COUNTERPART. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

                  SECTION 8.05. LIMITED AUTHORITY. Mutual and Manager are not partners or joint venturers, and no employee or agent of either party shall be considered an employee or agent of the other. Manager's authority shall be limited to that which is expressly stated in this Agreement.

                  SECTION 8.06. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns and legal representatives. Neither this Agreement, nor any right hereunder, may be assigned by either party (in whole or in part) without the prior written consent of the other party hereto.


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                  SECTION 8.07. NO THIRD PARTY BENEFICIARIES. Except as
otherwise specifically provided for herein, nothing in this Agreement is intended or shall be construed to give any person, other than the parties hereto, their successors and permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                  SECTION 8.08. CHANGE IN STATUS. Manager shall notify Mutual immediately of the adoption of any plan to liquidate, merge or dissolve Manager, or of any proceeding or lawsuit which affects Manager's ability to perform this Agreement, including, but not limited to, insolvency or rehabilitation proceedings.

                  SECTION 8.09. SURVIVAL. The provisions of Articles V and VII hereof shall survive the termination of this Agreement.

                  SECTION 8.10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

      [Remainder of page left intentionally blank. Signature page follows.]

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed by their duly authorized representatives as of the date first above written.


                           PRINCIPAL MUTUAL LIFE INSURANCE COMPANY


                           BY:
                              ------------------------------------------
                           NAME:
                                ----------------------------------------
                           TITLE:
                                 ---------------------------------------



                           COVENTRY HEALTH CARE, INC.


                           BY:
                              ------------------------------------------
                           NAME:
                                ----------------------------------------
                           TITLE:
                                 ---------------------------------------






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                                  SCHEDULE 2.01

The following are Indemnity Management Services to be provided by Coventry Health Care, Inc. or its affiliates to Principal Mutual Insurance Company (Mutual):

-        Financial Consulting
         -        Actuarial Pricing Oversight
         -        Provider Network Assessment
         -        Financial/Utilization Analysis

-        State/Federal Government Relations
         -        Insurance Department Relations
         -        Legislative/Regulatory Monitoring

-        Customer Relations
         -        Benefit Design Consulting
         -        Problem Premium Collection
         -        Employee Communications Consultation

-        Sales Support/Sales Management
         -        Support Marketing Partner Sales
         -        Compensation System Development
         -        Claim Dispute Resolution

-        Product Development
         -        Competitor Analysis
         -        Customer Satisfaction Surveys
         -        Product Design
         -        Pricing Design
         -        Marketing Strategy

-        Systems Consultation
         -        Customer Representation
         -        Competitor Monitoring
         -        Customer Reporting Design
         -        Management Care Systems Integration Consulting
                  -Integration with Product Strategy
                  -Customer Need Representation

-        Claim Product Oversight
         -        Quality Standards
         -        Turnaround Standards
         -        Service Standards
         -        Value Added Activity Monitoring
                  -Pre-ex condition


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                  -Recision
                  -COB
                  -Subrogation

-        Customer Satisfaction Feedback

-        Underwriting Oversight
         -        Competitor Monitoring
         -        Medical Underwriting Standards
         -        Close Ratio Monitoring

-        Competitiveness Evaluation

-        Additional Services:

In order to support the orderly administration and transition of Mutual business, Coventry Health Care, Inc. or its affiliates may provide additional services outside the scope of services described in this agreement which are in lieu of similar services which would have been provided by Mutual. Mutual and Coventry Health Care, Inc. will mutually agree in advance on the scope of these additional services and the compensation or reimbursement to be provided for such services.